Loans and Leases	12 Months Ended
Dec. 31, 2018
Loans and Leases Receivable Disclosure [Abstract]
Loans and Leases
Loans and Leases
Loans are generally recorded at their principal amount outstanding, net of the allowance for loan losses, unearned income, and any net unamortized deferred loan origination fees. Acquired loans have been initially recorded at fair value based on management's expectation with respect to future principal and interest collection as of the date of acquisition. Acquired loans are held for investment, and as such their initial fair value is not adjusted subsequent to acquisition. Loans that are classified as held-for-sale are measured at lower of cost or fair value on an individual basis.
Interest income related to loans is recognized in our consolidated statement of income using the interest method, or on a basis approximating a level rate of return over the term of the loan. Fees received for providing loan commitments and letters of credit that we anticipate will result in loans typically are deferred and amortized to interest income over the term of the related loan, beginning with the initial borrowing. Fees on commitments and letters of credit are amortized to processing fees and other revenue over the commitment period when funding is not known or expected.
As of December 31, 2018, we had no net investment in leveraged lease financing compared to $479 million as of December 31, 2017.
The following table presents our recorded investment in loans and leases, by segment, as of the dates indicated:

(In millions)	December 31, 2018	December 31, 2017
Domestic:
Commercial and financial:
Loans to investment funds	$15,050	$13,618
Senior secured bank loans	3,490	2,923
Loans to municipalities	902	2,105
Other	37	50
Commercial real estate	874	98
Lease financing(1)	—	267
Total domestic	20,353	19,061
Non-U.S.:
Commercial and financial:
Loans to investment funds	4,505	3,213
Senior secured bank loans	931	624
Lease financing(1)	—	396
Total non-U.S.	5,436	4,233
Total loans and leases	25,789	23,294
Allowance for loan and lease losses	(67)	(54)
Loans and leases, net of allowance	$25,722	$23,240

(1) Our leveraged lease portfolio was entirely sold off as of December 31, 2018.
We segregate our loans and leases into three segments: commercial and financial loans, commercial real estate loans and lease financing. We further classify commercial and financial loans as loans to investment funds, senior secured bank loans, loans to municipalities, and other. These classifications reflect their risk characteristics, their initial measurement attributes and the methods we use to monitor and assess credit risk.
The commercial and financial segment is composed of primarily floating-rate loans to mutual fund clients, purchased senior secured bank loans, and loans to municipalities. Investment fund lending is composed of short-duration revolving credit lines providing liquidity to fund clients in support of their transaction flows associated with securities' settlement activities.
Certain loans are pledged as collateral for access to the Federal Reserve's discount window. As of December 31, 2018 and December 31, 2017, the loans pledged as collateral totaled $6.5 billion and $1.9 billion, respectively.
The following tables present our recorded investment in each class of loans and leases by credit quality indicator as of the dates indicated:

December 31, 2018	Commercial and Financial	Commercial Real Estate	Lease Financing	Total Loans and Leases
(In millions)
Investment grade(1)	$19,599	$874	$—	$20,473
Speculative(2)	5,308	—	—	5,308
Substandard(3)	8	—	—	8
Total	$24,915	$874	$—	$25,789

December 31, 2017	Commercial and Financial	Commercial Real Estate	Lease Financing	Total Loans and Leases
(In millions)
Investment grade(1)	$17,866	$98	$663	$18,627
Speculative(2)	4,638	—	—	4,638
Special mention(4)	29	—	—	29
Total	$22,533	$98	$663	$23,294

(1) Investment grade loans and leases consist of counterparties with strong credit quality and low expected credit risk and probability of default. Ratings apply to counterparties with a strong capacity to support the timely repayment of any financial commitment.
(2) Speculative loans consist of counterparties that face ongoing uncertainties or exposure to business, financial, or economic downturns. However, these counterparties may have financial flexibility or access to financial alternatives, which allow for financial commitments to be met.
(3) Substandard loans and leases consist of counterparties with well-defined weaknesses that jeopardize repayment with the possibility we will sustain some loss.
(4) Special mention loans consist of counterparties with potential weaknesses that, if uncorrected, may result in deterioration of repayment prospects.
We use an internal risk-rating system to assess our risk of credit loss for each loan or lease. This risk-rating process incorporates the use of risk-rating tools in conjunction with management judgment. Qualitative and quantitative inputs are captured in a systematic manner, and following a formal review and approval process, an internal credit rating based on our credit scale is assigned.
In assessing the risk rating assigned to each individual loan or lease, among the factors considered are the borrower's debt capacity, collateral coverage, payment history and delinquency experience, financial flexibility and earnings strength, the expected amounts and source of repayment, the level and nature of contingencies, if any, and the industry and geography in which the borrower operates. These factors are based on an evaluation of historical and current information, and involve subjective assessment and interpretation. Credit counterparties are evaluated and risk-rated on an individual basis at least annually. Management considers the ratings to be current as of December 31, 2018.
We review all loans individually for indicators of impairment. Loans where such indicators exist are evaluated individually for impairment at least quarterly. For those loans where no such indicators are identified, the loans are collectively evaluated for impairment.

The following table presents our recorded investment in loans and leases, disaggregated based on our impairment methodology, as of the dates indicated:

	December 31, 2018				December 31, 2017
(In millions)	Commercial and Financial	Commercial Real Estate	Lease Financing	Total Loans and Leases	Commercial and Financial	Commercial Real Estate	Lease Financing	Total Loans and Leases
Loans and leases:
Individually evaluated for impairment(1)	$8	$—	$—	$8	$—	$—	$—	$—
Collectively evaluated for impairment	24,907	874	—	25,781	22,533	98	663	23,294
Total	$24,915	$874	$—	$25,789	$22,533	$98	$663	$23,294

(1) As of December 31, 2018, we had one loan for $8 million in the commercial and financial segment that was individually evaluated for impairment and deemed to be impaired. This loan was subsequently paid in full in January 2019. As of December 31, 2017, there were no impaired loans.

In certain circumstances, we restructure troubled loans by granting concessions to borrowers experiencing financial difficulty. Once restructured, the loans are generally considered impaired until their maturity, regardless of whether the borrowers perform under the modified terms of the loans. There were no loans modified in troubled debt restructurings during the years ended December 31, 2018 and 2017.
We generally place loans on non-accrual status once principal or interest payments are 90 days contractually past due, or earlier if management determines that full collection is not probable. Loans 90 days past due, but considered both well-secured and in the process of collection, may be excluded from non-accrual status. When we place a loan on non-accrual status, the accrual of interest is discontinued and previously recorded but unpaid interest is reversed and generally charged against interest income. For loans on non-accrual status, income is recognized on a cash basis after recovery of principal, if and when interest payments are received. Loans may be removed from non-accrual status when repayment is reasonably assured and performance under the terms of the loan has been demonstrated. As of December 31, 2018 and December 31, 2017, we had no loans or leases on non-accrual status and no loans or leases contractually past due.
Allowance For Loan And Lease Losses
The allowance for loan and lease losses, recorded as a reduction of loans and leases in our consolidated statement of condition, represents management’s estimate of incurred credit losses in our loan and lease portfolio as of the balance sheet date. The allowance is evaluated on a regular basis by management. Factors considered in evaluating the appropriate level of the allowance for each segment of our loan-and-lease portfolio include loss experience, the probability of default reflected in our internal risk rating of the counterparty's creditworthiness, current economic conditions and adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, if any, the performance of individual credits in relation to contract terms, and other relevant factors.
Loans and leases are charged off to the allowance for loan and lease losses in the reporting period in which either an event occurs that confirms the existence of a loss on a loan or lease, including a sale of a loan below its carrying value, or a portion of a loan or lease is determined to be uncollectible. In addition, any impaired loan or lease that is determined to be collateral-dependent is reduced to an amount equal to the fair value of the collateral less costs to sell. A loan or lease is identified as collateral-dependent when management determines that it is probable that the underlying collateral will be the sole source of repayment. Recoveries are recorded on a cash basis as adjustments to the allowance.
The following table presents activity in the allowance for loan and lease losses for the periods indicated:

	Years Ended December 31,
(In millions)	2018	2017	2016
Allowance for loan and lease losses:
Beginning balance	$54	$53	$46
Provision for loan and lease losses(1)	15	2	10
Charge-offs(1)	(2)	(1)	(3)
Ending balance	$67	$54	$53

(1) The provisions and charge-offs for loans and leases were primarily attributable to exposure to senior secured loans to non-investment grade borrowers, purchased in connection with our loans.
Loans and leases are reviewed on a regular basis, and any provisions for loan and lease losses that are recorded reflect management's estimate of the amount necessary to maintain the allowance for loan and lease losses at a level considered appropriate to absorb estimated incurred losses in the loan and lease portfolio.
Off-Balance Sheet Credit Exposures
The reserve for off-balance sheet credit exposures, recorded in accrued expenses and other liabilities in our consolidated statement of condition, represents management’s estimate of probable credit losses primarily in outstanding letters and lines of credit and other credit-enhancement facilities provided to our clients and outstanding as of the balance sheet date.
The reserve is evaluated on a regular basis by management. Factors considered in evaluating the appropriate level of this reserve are similar to those considered with respect to the allowance for loan and lease losses. Provisions to maintain the reserve at a level considered by us to be appropriate to absorb estimated incurred credit losses in outstanding facilities are recorded in other expenses in our consolidated statement of income.